Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 11/1/09 – 11/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	December 8, 2009
Signature of Authorized Individual*	Date

Kevin McCarthy	CEO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Bancorp, Inc.	Case No. 08-13127 Reporting Period: 11/1/09 – 11/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$2,721,262.39				$2,721,262.39		$3,637,884.57

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS							$1,033,315.22
OTHER (ATTACH LIST)							$352,312.40
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$1,385,627.62

NET PAYROLL	$11,413.13				$11,413.13		$360,901.05
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE							$280,164.00
ADMINISTRATIVE	$21,598.13				$21,598.13		$487,831.22
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	$287,646.61				$287,646.61		$1,477,112.39
U.S. TRUSTEE QUARTERLY FEES							$16,899.01
COURT COSTS
TOTAL DISBURSEMENTS	$320,657.87				$320,657.87		$2,622,907.67

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(320,657.87)				$(320,657.87)		$(1,237,280.05)

CASH — END OF MONTH	$2,400,604.52				$2,400,604.52		$2,400,604.52

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$320,657.87
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$320,657.87

Account ******9146
Account Name PFF Bancorp, Inc.
Reconciliation As of Date 11/30/09

Balance per Bank		$2,857,597.24

Deposits in Transit
Date	Amount
9/2/09	$3,600.00

Total

Outstanding Checks
Check #	Amount
1027	$183,899.00
1028	$96,265.00
1120	$103.35
1126	$4,546.10
1128	$74.90
1129	$6,469.82
1130	$42,006.33
1131	$37,918.48
1132	$89,285.30

Total		$(460,568.28)
Other (List)
November service charge on bank not on books		$22.00
ADP service charge on books not on bank		$(46.44)

Balance per Books		$2,400,604.42

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 11/1/09 – 11/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount			Check		Amount Paid		Year-To-Date
Payee	Covered	Covered		Payor	Number	Date	Fees	Expenses	Fees	Expenses
Paul, Hastings, Janofsky & Walker LLP	4/1/09-7/31/09		(1)	PFF Bancorp	1122	11/11/09	$69,193.50	—	$835,398.50	$17,595.89
	8/1/09-8/31/09	$52,295.63		PFF Bancorp	1130	11/30/09	$41,157.20	$849.13	$876,555.70	$18,445.02
	9/1/09-9/30/09	$47,420.18		PFF Bancorp	1131	11/30/09	$37,606.80	$311.68	$914,162.50	$18,756.70

J.H. Cohn	8/1/09-8/30/09	$26,286.00		PFF Bancorp	1125	11/12/09	$21,028.80	—	$223,982.00	$5,315.90

Blank Rome	4/1/09-7/31/09		(1)	PFF Bancorp	1124	11/11/09	$21,902.00	—	$124,111.50	$4,758.85
	4/1/09-6/30/09	$111,187.30		PFF Bancorp	1132	11/30/09	$87,608.00	$1,677.30	$211,719.50	$6,436.15

Richards, Layton & Finger, P.A.	4/1/09-7/31/09		(1)	PFF Bancorp	1123	11/11/09	$6,312.20	—	$93,918.00	$2,822.54

(1)	Release of 20% holdback.

Bank of America LOGO	Account Number ******9146
01 01 152 01 M0000 E# 14
CUSTOMER CONNECTION	Last Statement: 10/30/2009
BANK OF AMERICA, N.A.	This Statement: 11/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF BANCORP, INC.
DEBTOR IN POSSESSION #08-13127-KJC
OPERATING ACCOUNT	Page 1 of 3
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813127KJC
You must not use your account for illegal transactions, for example those prohibited by the Unlawful Internet Gambling Enforcement Act 31 U.S.C. Section 5361 et. seq.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/31/2009 – 11/30/2009	Statement Beginning Balance	3,085,577.03
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	14	Amount of Checks	224,132.84
Number of Other Debits	5	Amount of Other Debits	3,846.95
		Statement Ending Balance	2,857,597.24
Number of Enclosures	14
		Service Charge	22.00
Withdrawals and Debits
Checks

Check		Date	Bank	Check			Date	Bank
Number	Amount	Posted	Reference	Number		Amount	Posted	Reference
1115	71,951.90	11/09	5892604346	1123		6,312.20	11/20	6192718664
1116	1,238.40	11/02	6892439765	1124		21,902.00	11/25	7092559675
1117	102.00	11/02	8792519165	1125		21,028.80	11/20	2592735121
1118	3,518.63	11/02	9992527820	1127	*	1,314.00	11/30	6292623484
1119	6,500.00	11/09	5992879620	10024	*	4,417.03	11/02	8792394785
1121*	8,973.32	11/16	1082704665	10025		3,878.06	11/23	9092313043
1122	69,193.50	11/23	9192112390	10026		3,803.00	11/27	8992060039
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/04		46.44	ADP PAYROLL FEES DES:ADP – FEES ID:13Z8V 1912052
			INDN:PFF BANCORP INC. CO ID:9659605001 CCD	07008858624
11/12		1,891.91	ADP TX/FINCL SVC DES:ADP – TAX ID:E2Z8V 111344A01
			INDN:PFF BANCORP INC. CO ID:1223006057 CCD	16007783735
11/18		46.44	ADP PAYROLL FEES DES:ADP – FEES ID:13Z8V 5252831
			INDN:PFF BANCORP INC. CO ID:9659605001 CCD	21008746813
11/25		1,840.16	ADP TX/FINCL SVC DES:ADP – TAX ID:E2Z8V 112746A01
			INDN:PFF BANCORP INC. CO ID:1223006057 CCD	28006639063
11/30		22.00	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/30	3,085,577.03	3,085,577.03	11/12	2,995,910.72	2,995,910.72
11/02	3,076,300.97	3,076,300.97	11/16	2,986,937.40	2,986,937.40
11/04	3,076,254.53	3,076,254.53	11/18	2,986,890.96	2,986,890.96
11/09	2,997,802.63	2,997,802.63	11/20	2,959,549.96	2,959,549.96

*	The preceding check(s) is still outstanding or has been included in a previous statement or is included in the ‘Other Debits’ section as an ACH paperless transaction.

Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 14
BANK OF AMERICA, N.A.	Last Statement: 10/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC.

Page 2 of 3

Bankruptcy Case Number: 0813127KJC
CUSTOMER CONNECTION ECONOMY CHECKING
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
11/23	2,886,478.40	2,886,478.40	11/27	2,858,933.24	2,858,933.24
11/25	2,862,736.24	2,862,736.24	11/30	2,857,597.24	2,857,597.24

Account Number ******9146
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 14
BANK OF AMERICA, N.A.	Last Statement: 10/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2009

Customer Service 1-800-342-7722
PFF BANCORP, INC.

Page 3 of 3

Bankruptcy Case Number: 0813127KJC
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF BANCORP, INC.
Transaction Detail by Account
November 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
11/02/2009	General Journal	184			-SPLIT-	-23.76	-23.76
11/06/2009	General Journal	185			-SPLIT-	-103.35	-127.11
11/07/2009	General Journal	186			-SPLIT-	-8,973.32	-9,100.43
11/10/2009	General Journal	187			-SPLIT-	-5,816.41	-14,916.84
11/10/2009	General Journal	188			-SPLIT-	-97,407.70	-112,324.54
11/11/2009	General Journal	189			-SPLIT-	-21,028.80	-133,353.34
11/17/2009	General Journal	190			-SPLIT-	-4,546.10	-137,899.44
11/18/2009	General Journal	191			-SPLIT-	-1,314.00	-139,213.44
11/21/2009	General Journal	192			-SPLIT-	-74.90	-139,288.34
11/21/2009	General Journal	193			-SPLIT-	-6,469.82	-145,758.16
11/23/2009	General Journal	194			-SPLIT-	-5,689.60	-151,447.76
11/30/2009	General Journal	195			-SPLIT-	-42,006.33	-193,454.09
11/30/2009	General Journal	196			-SPLIT-	-37,918.48	-231,372.57
11/30/2009	General Journal	197			-SPLIT-	-89,285.30	-320,657.87

Total for B of A Checking						$-320,657.87
Bank Charges
11/02/2009	General Journal	184			-SPLIT-	23.76	23.76

Total for Bank Charges						$23.76
Blank Rome — Expenses
11/30/2009	General Journal	197			-SPLIT-	1,677.30	1,677.30

Total for Blank Rome — Expenses						$1,677.30
Blank Rome — Fees
11/10/2009	General Journal	188			-SPLIT-	21,902.00	21,902.00
11/30/2009	General Journal	197			-SPLIT-	87,608.00	109,510.00

Total for Blank Rome — Fees						$109,510.00
Contractor — Talbott
11/07/2009	General Journal	186			-SPLIT-	8,562.50	8,562.50
11/21/2009	General Journal	193			-SPLIT-	6,375.00	14,937.50

Total for Contractor — Talbott						$14,937.50
JH Cohn — Fees
11/11/2009	General Journal	189			-SPLIT-	21,028.80	21,028.80

Total for JH Cohn — Fees						$21,028.80
Kurtzman Carson
11/17/2009	General Journal	190			-SPLIT-	4,546.10	4,546.10

Total for Kurtzman Carson						$4,546.10
Office Expenses
11/07/2009	General Journal	186			-SPLIT-	222.45	222.45
11/10/2009	General Journal	187			-SPLIT-	46.44	268.89
11/18/2009	General Journal	191			-SPLIT-	1,314.00	1,582.89
11/23/2009	General Journal	194			-SPLIT-	46.44	1,629.33

Total for Office Expenses						$1,629.33
Payroll
11/10/2009	General Journal	187			-SPLIT-	3,878.06	3,878.06
11/10/2009	General Journal	187			-SPLIT-	1,891.91	5,769.97
11/23/2009	General Journal	194			-SPLIT-	3,803.00	9,572.97
11/23/2009	General Journal	194			-SPLIT-	1,840.16	11,413.13

Journal Entry	Entry #: 184
Date: 11/02/2009

Account	Debit	Credit

Bank Charges	23.76
B of A Checking		23.76

Totals	23.76	23.76
Memo: Oct B of A

Journal Entry	Entry #: 185
Date: 11/06/2009

Account	Debit	Credit

Postage	37.35
Travel	66.00
B of A Checking		103.35

Totals	103.35	103.35
Memo: McCarthy Expenses 10/24 – 11/6/09

Journal Entry	Entry #: 186
Date: 11/07/2009

Account	Debit	Credit

Contractor — Talbott	8562.50
Postage	169.12
Office Expenses	222.45
Travel	19.25
B of A Checking		8973.32

Totals	8973.32	8973.32
Memo: Talbott Time + Expenses 10/25 – 11/7/09

Journal Entry	Entry #: 187
Date: 11/10/2009

Account	Debit	Credit

Payroll	3878.06
Payroll	1891.91
Office Expenses	46.44
B of A Checking		5816.41

Totals	5816.41	5816.41
Memo: Payroll 10/24 – 11/6

Journal Entry	Entry #: 188
Date: 11/10/2009

Account	Debit	Credit

RLF — Fees	6312.20
PHJW Fees	69193.50
Blank Rome — Fees	21902.00
B of A Checking		97407.70

Totals	97407.70	97407.70
Memo: Omnibus Order dated 10/30/09

Journal Entry	Entry #: 189
Date: 11/11/2009

Account	Debit	Credit

JH Cohn — Fees	21028.80
B of A Checking		21028.80

Totals	21028.80	21028.80
Memo: 8/1 – 8/31/09

Journal Entry	Entry #: 190
Date: 11/17/2009

Account	Debit	Credit

Kurtzman Carson	4546.10
B of A Checking		4546.10

Totals	4546.10	4546.10
Memo: 9/1 – 9/30/09

Journal Entry	Entry #: 191
Date: 11/18/2009

Account	Debit	Credit

Office Expenses	1314.00
B of A Checking		1314.00

Totals	1314.00	1314.00
Memo: Pure Compliance 8-K 11/16/09

Journal Entry	Entry #: 192
Date: 11/21/2009

Account	Debit	Credit

Postage	18.25
Travel	56.65
B of A Checking		74.90

Totals	74.90	74.90
Memo: McCarthy 11/7 – 11/20/09

Journal Entry	Entry #: 193
Date: 11/21/2009

Account	Debit	Credit

Contractor — Talbott	6375.00
Postage	36.24
Travel	35.75
Supplies	22.83
B of A Checking		6469.82

Totals	6469.82	6469.82
Memo: 11/8 – 11/21/09

Journal Entry	Entry #: 194
Date: 11/23/2009

Account	Debit	Credit

Payroll	3803.00
Payroll	1840.16
Office Expenses	46.44
B of A Checking		5689.60

Totals	5689.60	5689.60
Memo: McCarthy 11/7 – 11/20

Journal Entry	Entry #: 195
Date: 11/30/2009

Account	Debit	Credit

PHJW Fees	41157.20
PHJW Expenses	849.13
B of A Checking		42006.33

Totals	42006.33	42006.33
Memo: 9th Application 8/1 – 8/31

Journal Entry	Entry #: 196
Date: 11/30/2009

Account	Debit	Credit

PHJW Fees	37606.80
PHJW Expenses	311.68
B of A Checking		37918.48

Totals	37918.48	37918.48
Memo: 10th Application 9/1 – 9/30/09

Journal Entry	Entry #: 197
Date: 11/30/2009

Account	Debit	Credit

Blank Rome — Fees	87608.00
Blank Rome — Expenses	1677.30
B of A Checking		89285.30

Totals	89285.30	89285.30
Memo: 4/1/09 – 6/30/09

PFF Bancorp, Inc.
Profit & Loss
November 2009

Total
Income
Total Income
Expenses
Bank Charges	23.76
Blank Rome — Expenses	1,677.30
Blank Rome — Fees	109,510.00
Contractor — Talbott	14,937.50
JH Cohn — Fees	21,028.80
Kurtzman Carson	4,546.10
Office Expenses	1,629.33
Payroll	11,413.13
PHJW Expenses	1,160.81
PHJW Fees	147,957.50
Postage	260.96
RLF — Fees	6,312.20
Supplies	22.83
Travel	177.65

Total Expenses	$320,657.87

Net Operating Income	$-320,657.87

Net Income	$-320,657.87

PFF Bancorp, Inc.
Profit & Loss
December 5, 2008 — November 30, 2009

Total
Income
Interest Income	33,315.22
Refunds-Allowances	13,600.00
Workers Comp Experience Refund	10,563.00

Total Income	$57,478.22
Expenses
Accrued Expenses	0.00
Bank Charges	502.69
Blank Rome — Expenses	6,436.25
Blank Rome — Fees	211,719.50
Contractor — Talbott	306,618.25
Interest Expense	0.99
JH Cohn — Expenses	5,315.90
JH Cohn — Fees	223,982.00
Kurtzman Carson	124,954.46
Legal & Professional Fees	199,983.25
Office Expenses	25,228.96
Payroll	360,901.05
PHJW Expenses	18,756.70
PHJW Fees	914,162.50
Postage	553.86
Progressive Reimb	-202,416.95
RLF — Fees	93,918.00
RLF Expenses	2,822.54
Supplies	353.19
Taxes & Licenses	1,573.23
Travel	11,079.35
US Trustee	16,899.01

Total Expenses	$2,323,344.73

Net Operating Income	$-2,265,866.51
Other Income
Other Income	125,750.46

Total Other Income	$125,750.46
Other Expenses
Charge Off Invest in PFF B&T	142,517,693.00
Miscellaneous	2,000.00

Total Other Expenses	$142,519,693.00

Net Other Income	$-142,393,942.54

Net Income	$-144,659,809.05

PFF Bancorp, Inc.
Balance Sheet
As of November 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	2,400,604.52
Checking	0.00
Citigroup Margin	700,000.00
M&I Bank Account	1,000,000.00
Paine Webber Business Svcs.	0.00
Trust Inv A/C	0.00

Total Bank Accounts	$4,100,604.52

Total Current Assets	$4,100,604.52
Other Assets
Accrued Interest	5,666.00
Accum Comp Gain/Loss 1	136,845.00
Accum Comp Gain/Loss 2	-3,531,160.00
Capital SERP PFF	-377,518.00
Capital Stock Investment	0.00
Common Stock Dist. Def. Comp	1,389,015.00
Common Stock Dist. SERP	641,438.00
Deferred Costs — JR SUB	91,654.00
Interest Receivable	82,351.00
Investment in PFF Real Estate Svcs.	55,000.00
Investment in Trust I	928,000.00
Investment in Trust II	774,000.00
Investment in Trust III	928,000.00
Investment with Subsidiaries	1,307,442.00
Net Income/Loss	0.00
Net Income/Loss — DBS	16,886,374.00
Net Income/Loss — GIA	730,807.00
Net Income/Loss — PFF RESI	-29,275.00
Net Income/Loss DBS correction	-33,772,748.00
PFF B&T Cash Dividend	0.00
PFF FAS 115	1,228,035.00
Prepaid Expenses	129,704.78
Prepaid OTS Assessment	6,357.00
Progressive — Tail	183,899.00
Stock Options Granted	24,911,967.00
Travellers Tail	96,265.00
US Treasury Bonds — HTM	0.00
US Treasury Bonds — UNAM	953.00
US Treasury Bonds Mkt Value	13,329.00
Valuation Allowance	-1,500,413.00

Total Other Assets	$11,315,987.78

TOTAL ASSETS	$15,416,592.30

Total
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Accrued Expenses Payable	0.00

Total Other Current Liabilities	$0.00

Total Current Liabilities	$0.00
Long Term Liabilities
Accrued Tax Fees	6,311.00
Deferred FIT	-128,004.00
Deferred SIT	-1,378,007.00
FAS 115 FIT	4,132.00
FAS 115 SIT	1,466.00
Intercompany Payable	15.00
Interest Payable — JR SUB Debt	2,743,922.00
Interest Payable — M&I	-106,985.00
Interest Payable — Other Notes	-304,034.00
Interest Payable — Secured Borrowings	80,821.00
Interest Payable — Swap Fixed	452,506.00
Interest Payable — Swap Variable	-364,583.00
JR SUB Debt I	30,928,000.00
JR SUB Debt II	25,774,000.00
JR SUB Debt III	30,928,000.00
JR SUB Debt MTM	779,740.00
Notes Payable — DBS	-19,280,093.00
Notes Payable M&I	44,000,000.00
Other Accrued Liabilities	2,806,000.00
Secured Borrowings	486,849.00

Total Long Term Liabilities	$117,430,056.00

Total Liabilities	$117,430,056.00
Equity
APIC Equity Incentive Plan	5,565,899.00
APIC ESOP	28,709,074.00
APIC Preferred Stock	6,990,000.00
APIC Retained Earnings	-53,645,740.00
APIC SERP	-377,518.00
APIC Stock Options Granted	24,901,591.00
APIC Treasury	-113,220,689.00
APIC Valuation Def Tax	10,376.00
Common Stock	224,811.00
Common Stock Aquired	-86,371.00
Common Stock Dist Def Comp	1,389,015.00
Common Stock Dist SERP	641,438.00
Dividends	81,713,632.00
ISO Stock Options FAS 123R	326,562.00
NQ Stock Options FAS 123R	700,675.00
Opening Balance Equity	-163,427,263.00
Other Comprehensive Earnings	-2,152,951.00
Paid-In Capital or Surplus	224,451,453.00
Preferred Stock	10,000.00
Retained Earnings	-75,213.90
Net Income	-144,662,243.80

Total Equity	$-102,013,463.70

TOTAL LIABILITIES AND EQUITY	$15,416,592.30

In re PFF Bancorp, Inc.	Case No. 08-13127
Reporting Period: 11/1/09 – 11/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

Amount
	Beginning Tax	Withheld or			Check No.	Ending Tax
Federal	Liability	Accrued	Amount Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Bancorp, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 11/1/09 – 11/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	December 8, 2009

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 11/1/09 – 11/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

									CUMULATIVE
	BANK ACCOUNTS					CURRENT MONTH			FILING TO DATE
	OPER.		PAYROLL	TAX	OTHER	ACTUAL		PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$93,299.25					$93,299.25			$31,278.00

CASH SALES									$423.36
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS									$30,277.00
OTHER (ATTACH LIST)	$421.66	[1]				$421.66	[1]		$51,400.90
TRANSFERS (FROM DIP ACCTS)									$196,027.42

TOTAL RECEIPTS	$421.66					$421.66			$278,128.68

NET PAYROLL									$27,609.67
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES									$124,519.58
INSURANCE
ADMINISTRATIVE	$567.71					$567.71			$56,753.53
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)									$4,445.00

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES									$2,925.00
COURT COSTS
TOTAL DISBURSEMENTS	$567.71					$567.71			$216,252.78

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(146.05)					$(146.05)			$61,875.90

CASH — END OF MONTH	$93,153.90					$93,153.90			$93,153.90

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

[1] CA Financial Partners — October	$421.66

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$567.71
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$567.71

Account ******9162
Account Name Glencrest Investment Advisors, Inc.
Reconciliation As of Date 11/30/09

Balance per Bank		$93,728.18

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1086	$25.00
1109	$550.00

Total		$(575.00)
Other (List)
November service charge on bank not on books		$0.72

Balance per Books		$93,153.90

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 11/1/09 – 11/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******9162
01 01 152 01 M0000 E# 4
CUSTOMER CONNECTION	Last Statement: 10/30/2009
BANK OF AMERICA, N.A.	This Statement: 11/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.
DEBTOR IN POSSESSION #08-13128
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD, SUITE 100
CLAREMONT CA 91711	Bankruptcy Case Number: 0813128
You must not use your account for illegal transactions, for example those prohibited by the Unlawful Internet Gambling Enforcement Act 31 U.S.C. Section 5361 et. seq.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/31/2009 – 11/30/2009	Statement Beginning Balance	92,191.97
Number of Deposits/Credits	2	Amount of Deposits/Credits	4,448.91
Number of Checks	4	Amount of Checks	2,911.98
Number of Other Debits	1	Amount of Other Debits	.72
		Statement Ending Balance	93,728.18
Number of Enclosures	4
		Service Charge	.72
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/02		4,027.25	CA BANKING CENTER DEPOSIT	254006560522660
11/16		421.66	CA BANKING CENTER DEPOSIT	235306460278315
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1105	1,645.98	11/03	8192543404	1107	66.00	11/02	9892572515
1106	550.00	11/02	6792600265	1108	650.00	11/09	5992879542
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/30		.72	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/30	92,191.97	92,191.97	11/09	93,307.24	93,307.24
11/02	95,603.22	91,575.97	11/16	93,728.90	93,307.24
11/03	93,957.24	89,929.99	11/19	93,728.90	93,703.61
11/05	93,957.24	93,715.61	11/20	93,728.90	93,728.90
11/06	93,957.24	93,957.24	11/30	93,728.18	93,728.18

Account Number ******9162
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 4
BANK OF AMERICA, N.A.	Last Statement: 10/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2009

Customer Service 1-800-342-7722
GLENCREST INVESTMENT ADVISORS, INC.

Page 2 of 2

Bankruptcy Case Number: 0813128
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number

*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information

*	Tell us the dollar amount of the suspected error. For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Investment Advisors, Inc.
Transaction Detail by Account
November 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
11/02/2009	General Journal	194			-SPLIT-	-17.71	-17.71
11/13/2009	General Journal	195			-SPLIT-	421.66	403.95
11/19/2009	General Journal	196			-SPLIT-	-550.00	-146.05

Total for B of A Checking						$-146.05
CA Financial Ptnr Income
11/13/2009	General Journal	195			-SPLIT-	421.66	421.66

Total for CA Financial Ptnr Income						$421.66
Bank Charges
11/02/2009	General Journal	194			-SPLIT-	17.71	17.71

Total for Bank Charges						$17.71
Reliable Self Storage
11/19/2009	General Journal	196			-SPLIT-	550.00	550.00

Total for Reliable Self Storage						$550.00

Journal Entry	Entry #: 194
Date: 11/02/2009

Account	Debit	Credit

Bank Charges	17.71
B of A Checking		17.71

Totals	17.71	17.71
Memo: Oct B of A

Journal Entry	Entry #: 195
Date: 11/13/2009

Account	Debit	Credit

B of A Checking	421.66
CA Financial Ptnr Income		421.66

Totals	421.66	421.66
Memo: October 2009

Journal Entry	Entry #: 196
Date: 11/19/2009

Account	Debit	Credit

Reliable Self Storage	550.00
B of A Checking		550.00

Totals	550.00	550.00
Memo: 12/1 – 12/31/09

Glencrest Investment Advisors, Inc.
Profit & Loss
November 2009

Total
Income
CA Financial Ptnr Income	421.66

Total Income	$421.66
Expenses
Bank Charges	17.71
Reliable Self Storage	550.00

Total Expenses	$567.71

Net Operating Income	$-146.05

Net Income	$-146.05

Glencrest Investment Advisors, Inc.
Profit & Loss
December 5, 2008 — November 30, 2009

Total
Income
Ameritrade Close Out	22,111.54
CA Financial Ptnr Income	4,052.14
Fees Billed	31.46
Misc Asset Sales — Claremont	30,277.00
Rental Income Palm Desert	27,573.93
Sublease — PFF	6,279.10
Trailer Income	3,263.56

Total Income	$93,588.73
Expenses
Bank Charges	280.07
Computek I.T.	1,275.00
I 365 Data Storage	20,751.64
Janitorial — Claremont	1,720.00
Janitorial — Palm Desert	560.00
Legal & Professional Fees	-7,097.45
Office Expenses	3,537.35
Other General and Admin Expenses	4,141.78
Payroll Expenses	27,603.90
Reliable Self Storage	3,287.74
Rent — Claremont	93,547.58
Rent — Palm Desert	32,194.67
Supplies	-233.34
Taxes & Licenses	2,505.41
US Trustee	2,925.00
Utilities	2,500.98
Utilities — Gas Co	1,355.35
Utilities — Phone and Data	13,180.03
Utilities — SCE	7,260.65
Utilities — Siemens	848.52
Utilities — Water	15.14

Total Expenses	$212,160.02

Net Operating Income	$-118,571.29
Other Income
Other Income	12,413.00

Total Other Income	$12,413.00
Other Expenses
Miscellaneous	54.11

Total Other Expenses	$54.11

Net Other Income	$12,358.89

Net Income	$-106,212.40

Glencrest Investment Advisors, Inc.
Balance Sheet
As of November 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	93,153.90
PFF Checking	0.00
Prepaid Rent — Claremont	0.00

Total Bank Accounts	$93,153.90

Total Current Assets	$93,153.90
Other Assets
Advances to Trust	80,000.00
Lease Deposit	0.00
Net Income/Loss GIS	58,822.00
Prepaid — Other	17,680.08
Prepaid A/P	23,437.00
Prepaid Rent & CAM — Claremont	0.00
Prepaid Rent — Palm Desert	0.00
Prin Rec FHLMC SEC Fixed	2,916.92
Property & Equipment	492,486.00
Utility Deposit	0.00
Valuation Allowance	-43,570.00

Total Other Assets	$631,772.00

TOTAL ASSETS	$724,925.90

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
125 Deductions	5,150.00
401K	469.00
Accrued Payroll	8,000.00
Accrued Vacation	34,313.00
Deferred Federal Inc Tax	93,597.00
Deferred State Franchise Tax	-137,167.00
Employer FICA Tax Payable	27.00
Fed Inc Tax W/H	178.00
Federal Employee FICA	27.00
Intercompany Payable	14,433.00
MISC Unapplied Funds	-224.00
Other Accrued Liability	40,000.00
State Tax W/H	34.00
Sublease Deposit	1.00

Total Long Term Liabilities	$58,838.00

Total Liabilities	$58,838.00
Equity
APIC	6,870,597.00
APIC — Retained Earnings	-6,206,986.00
Common Stock	3.00
Opening Balance Equity	-1.00
Retained Earnings	108,687.30
Net Income	-106,212.40

Total Equity	$666,087.90

TOTAL LIABILITIES AND EQUITY	$724,925.90

In re Glencrest Investment Advisors, Inc.	Case No. 08-13128
Reporting Period: 11/1/09 – 11/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Glencrest Investment Advisors, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/09 – 11/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy	December 8, 2009

Signature of Authorized Individual*	Date

Kevin McCarthy	CEO

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/09 – 11/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$78,152.68				$78,152.68		$44,046.24

CASH SALES	$87.59				$87.59		$35,349.46
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$307.22
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	$87.59				$87.59		$35,656.68

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$0.60				$0.60		$163.25
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$1,300.00
COURT COSTS
TOTAL DISBURSEMENTS	$0.60				$0.60		$1,463.25

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$86.99				$86.99		$34,193.43

CASH — END OF MONTH	$78,239.67				$78,239.67		$78,239.67

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$0.60
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$0.60

Account ******8202
Account Name Glencrest Insurance Services, Inc.
Reconciliation As of Date 11/30/09

Balance per Bank		$78,264.07

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount
1004	$25.00

Total		$(25.00)
Other (List)
November service charge on bank not on books		$0.60

Balance per Books		$78,239.67

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/09 – 11/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******8202
01 01 152 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 10/30/2009
BANK OF AMERICA, N.A.	This Statement: 11/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
GLENCREST INSURANCE SERVICES, INC.
DEBTOR IN POSSESSION #08-13131
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813131
You must not use your account for illegal transactions, for example those prohibited by the Unlawful Internet Gambling Enforcement Act 31 U.S.C. Section 5361 et. seq.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/31/2009 – 11/30/2009	Statement Beginning Balance	78,502.08
Number of Deposits/Credits	1	Amount of Deposits/Credits	87.59
Number of Checks	1	Amount of Checks	325.00
Number of Other Debits	1	Amount of Other Debits	.60
		Statement Ending Balance	78,264.07
Number of Enclosures	1
		Service Charge	.60
Deposits and Credits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/16		87.59	CA BANKING CENTER DEPOSIT	235306460278317
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1006	325.00	11/09	5992879621
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/30		.60	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/30	78,502.08	78,502.08	11/19	78,264.67	78,259.42
11/09	78,177.08	78,177.08	11/20	78,264.67	78,264.67
11/16	78,264.67	78,177.08	11/30	78,264.07	78,264.07

Account Number ******8202
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 10/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2009

Customer Service 1-800-342-7722

GLENCREST INSURANCE SERVICES, INC.

Page 2 of 2

Bankruptcy Case Number: 0813131
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number
*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information
*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Glencrest Insurance Services, Inc.
Transaction Detail by Account
November 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
11/02/2009	General Journal	60			-SPLIT-	-0.60	-0.60
11/13/2009	General Journal	61			-SPLIT-	87.59	86.99

Total for B of A Checking						$86.99
Fees Billed
11/13/2009	General Journal	61			-SPLIT-	87.59	87.59

Total for Fees Billed						$87.59
Bank Charges
11/02/2009	General Journal	60			-SPLIT-	0.60	0.60

Total for Bank Charges						$0.60

Journal Entry	Entry #: 60

Date: 11/02/2009

Account	Debit	Credit

Bank Charges	0.60
B of A Checking		0.60

Totals	0.60	0.60
Memo: Oct B of A

Journal Entry	Entry #: 61

Date: 11/13/2009

Account	Debit	Credit

B of A Checking	87.59
Fees Billed		87.59

Totals	87.59	87.59
Memo: LT Preferred Care

Glencrest Insurance Services, Inc.
Profit & Loss
November 2009

Total
Income
Fees Billed	87.59

Total Income	$87.59
Expenses
Bank Charges	0.60

Total Expenses	$0.60

Net Operating Income	$86.99

Net Income	$86.99

Glencrest Insurance Services, Inc.
Profit & Loss
December 5, 2008 — November 30, 2009

Total
Income
Fees Billed	35,349.46

Total Income	$35,349.46
Expenses
Bank Charges	138.25
Taxes & Licenses	25.00
US Trustee	1,300.00

Total Expenses	$1,463.25

Net Operating Income	$33,886.21
Other Income
Other Income	307.22

Total Other Income	$307.22

Net Other Income	$307.22

Net Income	$34,193.43

Glencrest Insurance Services, Inc.
Balance Sheet
As of November 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	78,239.67
Operating Acct	0.00
PFF Checking	0.00

Total Bank Accounts	$78,239.67

Total Current Assets	$78,239.67
Other Assets
Prepaid Expenses and Other Assets	36,194.00
Property & Equipment	16,201.00

Total Other Assets	$52,395.00

TOTAL ASSETS	$130,634.67

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Deferred Tax	36,194.00
Fees Payable	-322.00

Total Long Term Liabilities	$35,872.00

Total Liabilities	$35,872.00
Equity
APIC — R/E Dividends Paid	-5,440,000.00
APIC — Retained Earnings	5,480,569.00
Common Stock	20,000.00
Opening Balance Equity	0.24
Retained Earnings
Net Income	34,193.43

Total Equity	$94,762.67

TOTAL LIABILITIES AND EQUITY	$130,634.67

In re Glencrest Insurance Services, Inc.	Case No. 08-13131
Reporting Period: 11/1/09 – 11/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other:						NONE
Other:						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re	Glencrest Insurance Services, Inc. Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/09 – 11/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	December 8, 2009 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/09 – 11/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$1,410,567.99				$1,410,567.99		$1,186,035.00

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)							$227,179.23
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS							$227,179.23

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$10.86				$10.86		$1,257.76
SELLING
OTHER (ATTACH LIST)							$99.34

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$1,300.00
COURT COSTS
TOTAL DISBURSEMENTS	$10.86				$10.86		$2,657.10

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(10.86)				$(10.86)		$224,522.13

CASH — END OF MONTH	$1,410,557.13				$1,410,557.13		$1,410,557.13

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$10.86
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$10.86

Account ******9188
Account Name Diversified Builder Services, Inc.
Reconciliation As of Date 11/30/09

Balance per Bank		$1,410,571.27

Deposits in Transit
Date	Amount
Total

Outstanding Checks
Check #	Amount
1004	$25.00

Total		$(25.00)
Other (List)
November service charge on bank not on books		$10.86

Balance per Books		$1,410,557.13

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/09 – 11/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******9188
01 01 152 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 10/30/2009
BANK OF AMERICA, N.A.	This Statement: 11/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
DEBTOR IN POSSESSION #08-13129
OPERATING ACCOUNT	Page 1 of 2
1490 N CLAREMONT BLVD,
CLAREMONT CA 91711	Bankruptcy Case Number: 0813129
You must not use your account for illegal transactions, for example those prohibited by the Unlawful Internet Gambling Enforcement Act 31 U.S.C. Section 5361 et. seq.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/31/2009 – 11/30/2009	Statement Beginning Balance	1,410,907.13
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	1	Amount of Checks	325.00
Number of Other Debits	1	Amount of Other Debits	10.86
		Statement Ending Balance	1,410,571.27
Number of Enclosures	1
		Service Charge	10.86
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1007	325.00	11/09	5992879549
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/30		10.86	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/30	1,410,907.13	1,410,907.13	11/30	1,410,571.27	1,410,571.27
11/09	1,410,582.13	1,410,582.13

Account Number ******9188
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 10/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2009

Customer Service 1-800-342-7722
DIVERSIFIED BUILDER SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813129
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number
*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information
*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

Diversified Builder Services, Inc.
Transaction Detail by Account
November 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
11/02/2009	General Journal	24			-SPLIT-	-10.86	-10.86

Total for B of A Checking						$-10.86
Bank Charges
11/02/2009	General Journal	24			-SPLIT-	10.86	10.86

Total for Bank Charges						$10.86

Journal Entry	Entry #: 24

Date: 11/02/2009

Account	Debit	Credit

Bank Charges	10.86
B of A Checking		10.86

Totals	10.86	10.86

Memo: Oct B of A

Diversified Builder Services, Inc.
Profit & Loss
November 2009

Total
Income
Total Income
Expenses
Bank Charges	10.86

Total Expenses	$10.86

Net Operating Income	$-10.86

Net Income	$-10.86

Diversified Builder Services, Inc.
Profit & Loss
December 5, 2008 — November 30, 2009

Total
Income
Lafferty Tax Refunds	227,179.23

Total Income	$227,179.23
Expenses
Appraisal Services	1,000.00
Bank Charges	232.76
Taxes & Licenses	25.00
U S Trustee	1,300.00

Total Expenses	$2,557.76

Net Operating Income	$224,621.47
Other Income
Other Income	-99.34

Total Other Income	$-99.34

Net Other Income	$-99.34

Net Income	$224,522.13

Diversified Builder Services, Inc.
Balance Sheet
As of November 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	1,410,557.13
PFF Checking	0.00
PFF Checking — 10102	0.00

Total Bank Accounts	$1,410,557.13

Total Current Assets	$1,410,557.13
Other Assets
100% Loan Loss — Comm Loans — MI	-300,000.00
Accounts Receivable	288,500.00
Commercial LOC — MI	7,800,000.00
Commercial LOC Contra Asset — CLS	-1,050.00
Def Income — Comm Non Accr	-217,552.00
Partial Charge-Offs Comm. Unsecured	-5,729,081.00
Property & Equipment	7,489.00
Val Allow — FIT Deferred Taxes	1,951,021.00
Val Allow — SIT Deferred Taxes	-6,886,601.00

Total Other Assets	$-3,087,274.00

TOTAL ASSETS	$-1,676,716.87

LIABILITIES AND EQUITY
Liabilities
Long Term Liabilities
Accrued Interest — Notes Payable	304,034.00
DBS Insurance Payable	160.00
Deferred Fed Income Taxes	1,951,021.00
Deferred Income	288,500.00
Deferred State Inc Taxes	-6,886,601.00
Intercompany Payable	6.00
Notes Payable	19,280,093.00

Total Long Term Liabilities	$14,937,213.00

Total Liabilities	$14,937,213.00
Equity
APIC	28,000,000.00
APIC — Retained Earnings	-44,838,453.00
Opening Balance Equity	1.00
Retained Earnings
Net Income	224,522.13

Total Equity	$-16,613,929.87

TOTAL LIABILITIES AND EQUITY	$-1,676,716.87

In re Diversified Builder Services, Inc.	Case No. 08-13129
Reporting Period: 11/1/09 – 11/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Diversified Builder Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$7,800,000.00
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period	$7,800,000.00
Accounts Receivable Aging
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old	$7,800,000.00
Total Accounts Receivable	$7,800,000.00
Amount considered uncollectible (Bad Debt)	$5,729,081.00
Accounts Receivable (Net)	$2,070,919.00
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
IN THE DISTRICT OF DELAWARE

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/09 – 11/30/09
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case

Affidavit /
		Document	Explanation	Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Copies of bank statements		YES
Cash disbursements journals		YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Taxes	MOR-4	YES
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Post-petition Debts	MOR-4	YES
Listing of aged accounts payable	MOR-4	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Kevin McCarthy Signature of Authorized Individual*	December 8, 2009 Date

Kevin McCarthy Printed Name of Authorized Individual	CEO Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/09 – 11/30/09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

							CUMULATIVE
	BANK ACCOUNTS				CURRENT MONTH		FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$24,340.32				$24,340.32		$25,725.04

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE	$0.19				$0.19		$84.91
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES							$1,300.00
COURT COSTS
TOTAL DISBURSEMENTS	$0.19				$0.19		$1,384.91

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)	$(0.19)				$(0.19)		$(1,384.91)

CASH — END OF MONTH	$24,340.13				$24,340.13		$24,340.13

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$0.19
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$0.19

Account ******8192
Account Name PFF Real Estate Services, Inc.
Reconciliation As of Date 11/30/09

Balance per Bank		$24,339.94

Deposits in Transit
Date	Amount

Total

Outstanding Checks
Check #	Amount

Total
Other (List)

November service charge on bank not on books		$0.19

Balance per Books		$24,340.13

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/09 – 11/30/09
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE

Bank of America LOGO	Account Number ******8192
01 01 152 01 M0000 E# 1
CUSTOMER CONNECTION	Last Statement: 10/30/2009
BANK OF AMERICA, N.A.	This Statement: 11/30/2009
DALLAS, TEXAS 75283-2406

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
DEBTOR IN POSSESSION #08-13130
1490 N CLAREMONT BLVD, SUITE 100	Page 1 of 2
CLAREMONT CA 91711
Bankruptcy Case Number: 0813130
You must not use your account for illegal transactions, for example those prohibited by the Unlawful Internet Gambling Enforcement Act 31 U.S.C. Section 5361 et. seq.
CUSTOMER CONNECTION ECONOMY CHECKING
Account Summary Information

Statement Period	10/31/2009 – 11/30/2009	Statement Beginning Balance	24,665.13
Number of Deposits/Credits	0	Amount of Deposits/Credits	.00
Number of Checks	1	Amount of Checks	325.00
Number of Other Debits	1	Amount of Other Debits	.19
		Statement Ending Balance	24,339.94
Number of Enclosures	1
		Service Charge	.19
Withdrawals and Debits
Checks

Check		Date	Bank	Check		Date	Bank
Number	Amount	Posted	Reference	Number	Amount	Posted	Reference
1005	325.00	11/09	5992879826
Other Debits

Date	Customer			Bank
Posted	Reference	Amount	Description	Reference
11/30		.19	FDIC ASSESSMENT
Daily Balances

Date	Ledger Balance	Collected Balance	Date	Ledger Balance	Collected Balance
10/30	24,665.13	24,665.13	11/30	24,339.94	24,339.94
11/09	24,340.13	24,340.13

Account Number ******8192
CUSTOMER CONNECTION	01 01 152 01 M0000 E# 1
BANK OF AMERICA, N.A.	Last Statement: 10/30/2009
DALLAS, TEXAS 75283-2406	This Statement: 11/30/2009

Customer Service 1-800-342-7722
PFF REAL ESTATE SERVICES, INC.
Page 2 of 2

Bankruptcy Case Number: 0813130
IMPORTANT INFORMATION
CHANGE OF ADDRESS. Please call us at the customer service telephone number listed on the front of this statement to tell us about a change of address.
TERMS AND CONDITIONS. All deposits to, withdrawals from, or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.
IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC TRANSFERS. If you think your statement or receipt is wrong or if you need more information about an electronic transfer (e.g., ATM transactions, direct deposits or withdrawals, point-of-sale transactions) on the statement or receipt, telephone or write us at the address or number listed on the front of this statement as soon you can. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.
*	Tell us your name and account number
*	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe there is an error or why you need more information
*	Tell us the dollar amount of the suspected error.
For consumer accounts used primarily for personal, family or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account), to do this, we will re-credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.
For other accounts, we investigate, and if we find we have made an error, we will make the appropriate adjustment to your account at the conclusion of our investigation.
DIRECT DEPOSITS.
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call us at the telephone number listed on the front of this statement to find out if the deposit was made as scheduled.
REPORTING OTHER PROBLEMS.
You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods specified in the deposit agreement (which periods are no more than 60 days after we make the statement available to you and in some cases are 30 days or less), we are not liable to you for, and you agree not to make a claim against us for the problems or unauthorized transactions.

PFF Real Estate Services, Inc.
Transaction Detail by Account
November 2009

Date	Type	Num	Name	Memo/Description	Split	Amount	Balance
B of A Checking
11/02/2009	General Journal	21			-SPLIT-	-0.19	-0.19

Total for B of A Checking						$-0.19
Bank Charges
11/02/2009	General Journal	21			-SPLIT-	0.19	0.19

Total for Bank Charges						$0.19

Journal Entry	Entry #: 21

Date: 11/02/2009

Account	Debit	Credit

Bank Charges	0.19
B of A Checking		0.19

Totals	0.19	0.19

Memo: Oct B of A

PFF Real Estate Services, Inc.
Profit & Loss
November 2009

Total
Income
Total Income
Expenses
Bank Charges	0.19

Total Expenses	$0.19

Net Operating Income	$-0.19

Net Income	$-0.19

PFF Real Estate Services, Inc.
Profit & Loss
December 5, 2008 — November 30, 2009

Total
Income
Total Income
Expenses
Bank Charges	84.91
U S Trustee	1,300.00

Total Expenses	$1,384.91

Net Operating Income	$-1,384.91
Other Income
Other Income	0.04

Total Other Income	$0.04

Net Other Income	$0.04

Net Income	$-1,384.87

PFF Real Estate Services, Inc.
Balance Sheet
As of November 30, 2009

Total
ASSETS
Current Assets
Bank Accounts
B of A Checking	24,340.13
PFF Checking	0.00

Total Bank Accounts	$24,340.13

Total Current Assets	$24,340.13

TOTAL ASSETS	$24,340.13

LIABILITIES AND EQUITY
Liabilities
Total Liabilities
Equity
APIC — Retained Earnings	-29,275.00
Common Stock	55,000.00
Opening Balance Equity	0.00
Retained Earnings
Net Income	-1,384.87

Total Equity	$24,340.13

TOTAL LIABILITIES AND EQUITY	$24,340.13

In re PFF Real Estate Services, Inc.	Case No. 08-13130
Reporting Period: 11/1/09 – 11/30/09
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

		Amount				Ending
	Beginning	Withheld or	Amount		Check No.	Tax
Federal	Tax Liability	Accrued	Paid	Date Paid	_____T	Liability
Withholding	NONE					NONE
FICA-Employee	NONE					NONE
FICA-Employer	NONE					NONE
Unemployment	NONE					NONE
Income	NONE					NONE
Other:	NONE					NONE
Total Federal Taxes	NONE					NONE
State and Local	NONE					NONE
Withholding	NONE					NONE
Sales	NONE					NONE
Excise	NONE					NONE
Unemployment	NONE					NONE
Real Property	NONE					NONE
Personal Property	NONE					NONE
Other:	NONE					NONE
Total State and Local	NONE					NONE
Total Taxes	NONE					NONE
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.
Number of Days Past Due

	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						NONE
Wages Payable						NONE
Taxes Payable						NONE
Rent/Leases-Building						NONE
Secured Debt/Adequate Protection Payments						NONE
Professional Fees						NONE
Amounts Due to Insiders*						NONE
Other: _____________						NONE
Other: _____________						NONE
Total Postpetition Debts						NONE
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re PFF Real Estate Services, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	NONE
+ Amounts billed during the period	NONE
- Amounts collected during the period	NONE
Total Accounts Receivable at the end of the reporting period	NONE
Accounts Receivable Aging	NONE
0 - 30 days old	NONE
31 - 60 days old	NONE
61 - 90 days old	NONE
91+ days old	NONE
Total Accounts Receivable	NONE
Amount considered uncollectible (Bad Debt)	NONE
Accounts Receivable (Net)	NONE
DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X